As filed with the Securities and Exchange Commission on September 8th, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA  15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

SEMI–ANNUAL REPORT

June 30, 2008

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Semi-Annual Report of your Fund.

For over two years, we’ve been discussing a “transition period” as the U.S. economy shifted from a GDP growth rate of over 3% to one of slow growth/possible recession. This transition period has lasted much longer than we expected, but we’ve now seen a number of items signaling a break in the prior trends.

Specifically:

1.
At yearend, we mentioned the problems in the credit markets. Since then, the financial firms involved in these markets have taken huge losses in the value of their loans. Some of these firms have been merged out of business (including Bear Stearns and Countrywide Financial). Some have declared bankruptcy and some have been explicitly supported by the federal government (including Fannie Mae and Freddie Mac) and others have raised new investment capital to offset their losses. This capital came from both domestic and foreign sources. This process is not complete: we expect it to continue for years, much as the S&L crisis of 1989-90 took years to resolve. Nevertheless, we do believe we’re past the point of maximum disruption.

2.
The prices of basic commodities, including energy and food grains, have doubled or tripled over the past 2-3 years. This has resulted in the price of gasoline in the U.S. exceeding $4 per gallon and in the American consumer cutting back on their daily driving habits for the first time in many years. Lately, the price of crude oil has fallen over 20% and the price of natural gas in the U.S. has fallen over 30%. You’ve probably noticed that the price of gasoline is down 20-30 cents from its peak.

While the increase in the price of food grains promised to squeeze the American family food budget, it has the potential for serious disruption in the consumer spending of the emerging markets (including China and India) where food amounts to 30-40% of their consumer budgets possibly interrupting or reversing the long-term growth in those countries. Yet, in the past few months, the spot prices of corn, soybeans, wheat and rice have fallen by a third, giving up one-half of their prior gains removing much of the budgetary pressure.

We believe that this break in prior rising price trends for energy and foods is of great impact. We wrote at yearend that we were seeing the best investment opportunities we’ve seen in 6-7 years. We believe the above changes in trends should now allow the potential for those opportunities to be realized.

Ronald H. Muhlenkamp
President
June 2008

Past performance does not guarantee future results.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

Please refer to the Schedule of Investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. (8/08)

Average Annual Total Returns
as of June 30, 2008 (Unaudited)

	One	Three	Five	Ten	Fifteen	Since
Muhlenkamp Fund	Year	Year	Year	Year	Year	Inception*

Return Before Taxes	(26.85)%	(6.09)%	5.43%	5.52%	10.54%	11.34%
Return After Taxes on
Distributions**	(28.76)%	(6.99)%	4.82%	5.05%	10.10%	10.87%
Return After Taxes on
Distributions and Sale of
Fund Shares**	(14.17)%	(4.80)%	4.79%	4.81%	9.51%	10.33%

S&P 500 Index***	(13.12)%	4.41%	7.58%	2.88%	9.22%	10.46%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.muhlenkamp.com.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*	Operations commenced on November 1, 1988.
**
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA. Remember, the Fund’s past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

The calculation for the One Year “Return After Taxes on Distributions and Sale of Fund Shares” assumes the following:
1.	You bought shares of the Fund at the price on 6/30/2007.
2.	You received dividends (income and capital gains) at yearend, and paid a 15% tax on these dividends on the payable date.
3.	You reinvested the rest of the dividend when received, increasing your cost basis for tax purposes.
4.
You sold the entire position on 6/30/2008, and were able to deduct the entire loss from ordinary income at a tax rate of 35%. (In reality, the total deduction from federal tax is limited to $3,000/year).

*** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index.

(1) Total Return is for the six months ending June 30, 2008.

A Hypothetical $10,000 Investment in the Muhlenkamp Fund

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/97. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends.

EXPENSE EXAMPLE
June 30, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 – 6/30/08).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees (other than a 2.00% redemption fee on the redemption of Fund shares held for less than 30 days), or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them. Individual retirement accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EXPENSE EXAMPLE (Continued)
June 30, 2008 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/08	6/30/08	1/1/08 – 6/30/08*
Actual	$1,000.00	$ 844.80	$5.32
Hypothetical
(5% return before
expenses)	1,000.00	1,019.10	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2008 (Unaudited)

STATEMENT OF ASSETS & LIABILITIES
June 30, 2008 (Unaudited)

ASSETS
INVESTMENTS, AT VALUE:
INVESTMENTS IN AFFILIATES (Cost $2,968,441)	$6,164,640
INVESTMENTS IN NON AFFILIATES (Cost $924,299,037)	1,031,985,181
CASH	64
RECEIVABLE FOR FUND SHARES SOLD	512,959
RECEIVABLE FOR INVESTMENTS SOLD	3,816,570
DIVIDENDS RECEIVABLE	804,945
OTHER ASSETS	117,700
Total assets	1,043,402,059

LIABILITIES
WRITTEN OPTIONS, AT VALUE
(Premiums received $1,995,678)	3,980,000
PAYABLE FOR FUND SHARES REDEEMED	1,802,459
PAYABLE TO ADVISOR	917,063
ACCRUED EXPENSES AND OTHER LIABILITIES	584,884
Total liabilities	7,284,406
NET ASSETS	$1,036,117,653

NET ASSETS
PAID IN CAPITAL	$890,964,984
ACCUMULATED NET INVESTMENT INCOME	693,710
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS
SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR
CLOSED	35,560,938
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	110,882,343
Written option contracts	(1,984,322)
NET ASSETS	$1,036,117,653
SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $.001 par value)	18,868,591
NET ASSET VALUE PER SHARE	$54.91

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends		$8,389,830
Interest		238,935
Total investment income		8,628,765

EXPENSES:
Investment advisory fees	$6,105,612
Shareholder servicing and accounting costs	441,016
Reports to shareholders	71,731
Federal & state registration fees	30,256
Custody fees	32,142
Administration fees	341,104
Trustees’ fees and expenses	61,138
Auditor fees	16,830
Legal fees	41,526
Interest expense	58,335
Other	48,525
Total expenses		7,248,215
NET INVESTMENT INCOME		1,380,550
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
Investments sold	36,262,269
Written option contracts expired or closed	651,330
		36,913,599
Change in unrealized depreciation on:
Investments	(245,920,511)
Written option contracts	(2,631,450)
		(248,551,961)
Net realized and unrealized loss on
investments		(211,638,362)
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$(210,257,812)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
	(Unaudited)
OPERATIONS:
Net investment income	$1,380,550	$12,316,215
Net realized gain on investments sold and
written option contracts expired or closed	36,913,599	419,149,611
Change in unrealized depreciation on
investments and written option contracts	(248,551,961)	(622,648,880)
Net decrease in net assets resulting from
operations	(210,257,812)	(191,183,054)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,909,032	186,496,966
Dividends reinvested	—	256,553,781
Redemption fees	5,718	40,393
Cost of shares redeemed	(292,657,745)	(1,369,699,001)
Net decrease in net assets resulting from
capital share transactions	(244,742,995)	(926,607,861)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(9,546,293)
From realized gains	—	(261,267,683)
Net decrease in net assets resulting from
distributions to shareholders	—	(270,813,976)
Total decrease in net assets	(455,000,807)	(1,388,604,891)
NET ASSETS:
Beginning of period	1,491,118,460	2,879,723,351
End of period	$1,036,117,653	$1,491,118,460

ACCUMULATED NET INVESTMENT
INCOME (LOSS):	$693,710	$(686,840)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

	Six Months
	Ended		Year Ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003
	(Unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$65.00		$87.15	$84.44	$78.97	$63.51	$42.89
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.04	(1)	0.58 (3)	0.64 (1)	0.76 (1)	0.11 (2)	(0.02	)(2)
Net realized and unrealized
gains (losses) on investments	(10.13)		(8.91)	2.81	5.47	15.46	20.64
Total from investment
operations	(10.09)		(8.33)	3.45	6.23	15.57	20.62
LESS DISTRIBUTIONS:
From net investment income	—		(0.49)	(0.74)	(0.76)	(0.11)	—
From realized gains	—		(13.33)	—	—	—	—
Total distributions	—		(13.82)	(0.74)	(0.76)	(0.11)	—

NET ASSET VALUE, END OF
PERIOD	$54.91		$65.00	$87.15	$84.44	$78.97	$63.51
TOTAL RETURN	(15.52	)%(5)	(9.66)%	4.08%	7.88%	24.51%	48.07%
NET ASSETS, END OF
PERIOD (in millions)	$1,036		$1,491	$2,880	$3,084	$1,992	$1,157
RATIO OF OPERATING
EXPENSES TO AVERAGE
NET ASSETS(4)	1.16	%(6)	1.15%	1.06%	1.06%	1.14%	1.18%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS	0.22	%(6)	0.57%	0.69%	1.02%	0.16%	(0.04)%
PORTFOLIO TURNOVER RATE	11.35%		22.30%	11.58%	6.05%	7.00%	9.15%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income (loss) per share represents net investment income (loss) for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(4)
The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the six months ending June 30, 2008 and the years ended December 31, 2007, 2006, 2005, 2004, and 2003 were 1.16%, 1.15%, 1.06%, 1.06%, 1.14%, and 1.18% respectively (See Note 10).

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS
June 30, 2008 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

COMMON STOCK — 97.2%
Aerospace & Defense — 3.6%
Boeing Company	500,000	$32,860,000
Innovative Solutions and Support, Inc. (a)	650,000	4,192,500
		37,052,500
Automobiles & Components — 4.5%
Goodyear Tire & Rubber Co. (a)	600,000	10,698,000
Harley-Davidson, Inc.	400,000	14,504,000
Thor Industries, Inc.	987,100	20,985,746
		46,187,746
Communications Equipment — 11.1%
Cisco Systems, Inc.	2,500,000	58,150,000
Corning Inc.	1,600,000	36,880,000
Harris Corp.	400,000	20,196,000
		115,226,000
Computers & Equipment — 5.5%
Intel Corp.	16,000	343,680
International Business Machines Corp.	480,000	56,894,400
		57,238,080
Construction Materials — 3.7%
Cemex S.A. de C.V. — ADR (a)(b)	1,570,373	38,788,213
Energy Equipment & Services — 4.0%
Transocean Inc. (a)(b)	269,880	41,127,013
Financial Services — 1.6%
Legg Mason Inc.	267,000	11,633,190
Washington Mutual, Inc.	1,011,687	4,987,617
		16,620,807
Health Care Providers & Services — 7.8%
Amedisys Inc. (a)	350,000	17,647,000
Kinetic Concepts Inc. (a)	500,000	19,955,000
UnitedHealth Group, Inc.	1,631,200	42,819,000
		80,421,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

Household Durables — 4.9%
NVR, Inc. (a)	40,000	$20,003,200
Stanley Furniture Co., Inc. (c)	570,800	6,164,640
Whirlpool Corp.	401,400	24,778,422
		50,946,262
Industrial Conglomerates — 1.2%
General Electric Co.	467,000	12,464,230
Information Software & Services — 5.3%
Fidelity National Information Services, Inc.	636,797	23,504,177
Oracle Corp. (a)	1,500,000	31,500,000
		55,004,177
Insurance — 4.2%
Berkshire Hathaway Inc.	10,936	43,875,232
Machinery — 10.5%
Caterpillar, Inc.	771,000	56,915,220
Graco, Inc.	106,707	7,869,335
Terex Corp. (a)	928,200	43,874,634
		108,659,189
Metals & Mining — 5.0%
BHP Billiton, Ltd. — ADR (b)(d)	551,100	46,948,209
NovaGold Resources, Inc. (a)(b)	634,700	4,728,515
		51,676,724
Oil, Gas & Consumable Fuels — 14.0%
Anadarko Petroleum Corp.	510,600	38,213,304
ConocoPhillips	347,700	32,819,403
Devon Energy Corp. (d)	587,700	70,618,032
Gulfport Energy Corp. (a)	200,000	3,294,000
		144,944,739
Pharmaceuticals & Biotechnology — 1.5%
Amgen Inc. (a)	300,000	14,148,000
Marshall Edwards, Inc. (a)	75,607	194,310
Novogen, Ltd. — ADR (a)(b)	250,360	1,434,563
		15,776,873

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value

Tobacco — 5.1%
Philip Morris International, Inc.	1,065,580	$52,628,996
Trading Companies & Distributors — 3.7%
Rush Enterprises, Inc. — Class A (a)	279,907	3,361,684
Rush Enterprises, Inc. — Class B (a)	223,007	2,421,856
Wesco International, Inc. (a)	800,000	32,032,000
		37,815,540

Total Common Stocks
(Cost $893,659,778)		1,006,453,321

	Principal
Name of Issuer or Title of Issue	Amount	Value

SHORT-TERM INVESTMENTS — 2.5%
Rabobank Commercial Paper	$26,192,000	26,192,000
Total Short-Term Investments
(Cost $26,192,000)		26,192,000

	Contracts
Name of Issuer or Title of Issue	(100 Shares Per Contract)	Value

PURCHASED CALL OPTIONS — 0.0%
UnitedHealth Group, Inc.
Expiration September 2008
Exercise Price $40.00	500	4,500
PURCHASED PUT OPTIONS — 0.5%
PowerShares DB Oil Fund
Expiration January 2009
Exercise Price $45.00	20,000	5,500,000
Total Purchased Call and Put Options
(Cost $7,415,700)		5,504,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
June 30, 2008 (Unaudited)

Value

TOTAL INVESTMENTS	$1,038,149,821
(Cost $927,267,478) — 100.2%
LIABILITIES IN EXCESS OF
OTHER ASSETS — (0.2)%	(2,032,168)
TOTAL NET ASSETS — 100.0%	$1,036,117,653

ADR American Depository Receipt

(a)	Non income producing.
(b)	Foreign company.
(c)	Affiliated issuer. See Note 7 in Notes to Financial Statements.
(d)	Shares are held as collateral for all or a portion of a corresponding written option contract.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF WRITTEN OPTIONS
June 30, 2008 (Unaudited)

	Contracts
Name of Issuer or Title of Issue	(100 Shares Per Contract)	Value

WRITTEN CALL OPTIONS — 0.4%
BHP Billiton, Ltd. — ADR
Expiration August 2008
Exercise Price $95.00	1,000	$185,000
Devon Energy Corp.
Expiration July 2008
Exercise Price $90.00	1,000	3,010,000
Exercise Price $105.00	500	785,000

Total Written Call Options		$3,980,000

(Premiums received $1,995,678)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 2008 (Unaudited)

1.	ORGANIZATION
The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements is as follows:

a.     Investment Valuations — Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Restricted securities, private placements, other illiquid securities and other securities for which market value quotations are not readily available are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Adviser, under the supervision of the Board of Trustees, in accordance with pricing procedures approved by the Board. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

Additionally, the Fund’s investments will be valued at fair value by the Pricing Committee if the Adviser determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs; and alternative market quotes on the affected securities.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.
SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

		Other
	Investments in	Financial
	Securities	Instruments*

Description
Level 1 — Quoted prices	$1,011,957,821	$(1,984,322)
Level 2 — Other significant observable inputs	26,192,000	—
Level 3 — Significant unobservable inputs	—	—
Total	$1,038,149,821	$(1,984,322)

*
Other financial instruments arederivative instruments not reflected in the Schedule of Investments, such as written options, which are valued at the unrealized appreciation (depreciation) on the instrument.

b.     Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.     Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

d.     Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

e.     Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

Effective June 30, 2007, the Fund adopted FASB Interpretation No. 48
(“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.
FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the state of Massachusetts. As of December 31, 2007, open Federal and Massachusetts tax years include the tax years ended December 31, 2004 through 2007. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2007. The Fund is also not aware of any tax positions for which it is reasonably possible that the total

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

amounts of unrecognized tax benefits will significantly change in the next six months.

f.      Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually.
Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.     Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.     Options Transactions — The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

Statement of Assets & Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Company, Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. Effective January 1, 2006, the Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund’s net assets up to $1 billion and 0.9% per annum on Fund net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund’s net assets. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. During the six months ended June 30, 2008 and the year ended December 31, 2007, total expenses of $782,120 and $1,996,941, respectively, related to such services were performed by U.S. Bancorp Fund Services, LLC. U.S. Bank, N.A. serves as custodian for the Fund.

4.	LINE OF CREDIT
The Fund has established an unsecured line of credit agreement (“LOC”) with U.S. Bank, N.A., which expires April 30, 2009, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $100 million cap on the total LOC. The interest rate paid on outstanding borrowings is equal to Prime, which was 5.00% as of June 30, 2008. Average borrowings during the year were $1,574,808. At June 30, 2008, there were no borrowings by the Fund outstanding under the LOC.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

5.	CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Shares outstanding, beginning of period	22,939,221	33,043,819
Shares sold	793,470	2,172,371
Dividends reinvested	—	3,921,570
Shares redeemed	(4,864,100)	(16,198,539)
Shares outstanding, end of period	18,868,591	22,939,221

6.	WRITTEN OPTION CONTRACTS
The number of written option contracts and the premiums received by the Fund during the six months ended June 30, 2008, were as follows:

	Number of Contracts	Premium Amount

Options outstanding, beginning of period	1,031	$675,538
Options written	4,500	3,197,422
Options closed	(241)	(81,977)
Options exercised	(1,790)	(1,137,065)
Options expired	(1,000)	(658,240)
Options outstanding, end of period	2,500	$1,995,678

7.	TRANSACTIONS WITH AFFILIATES
The following issuer was affiliated with the Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from January 1, 2008 through June 30, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuer was:

	Share			Share			Realized
	Balance At			Balance At	Value At		Gains
Issuer Name	December 31, 2007	Purchases	Sales	June 30, 2008	June 30, 2008	Income	(Losses)
Stanley Furniture Co.,
Inc.	621,800	—	51,000	570,800	$6,164,640	$119,260	$79,082

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

8.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and options, for the six months ended June 30, 2008, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other

$0	$141,135,283	$0	$400,842,772

9.	FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards. At December 31, 2007, the Fund had no capital loss carryovers.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$1,145,361,255
Gross tax unrealized appreciation	$453,822,229
Gross tax unrealized depreciation	(98,411,748)
Net tax unrealized appreciation	$355,410,481
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	$—
Total accumulated earnings	$355,410,481

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

On December 27, 2007, a dividend distribution of $0.49 per share, and a capital gain distribution of $13.33 per share was declared and paid to shareholders of record as of December 26, 2007.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

The tax character of distributions paid were as follows:

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Ordinary income	$—	$8,920,388
Long-term capital gain	—	261,893,588
	$—	$270,813,976

The amount above for the long-term capital gain dividend includes $46,830,336 of earnings and profits distributed to shareholders on redemptions.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2007.

10. EXPENSE REDUCTIONS
Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the six months ended June 30, 2008, the Fund did not have an expense reduction.

11. REDEMPTION FEE
Effective April 1, 2005, those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee. For the six months ended June 30, 2008, the Fund retained $5,718 in redemption fees which increased paid in capital.

12. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

13. NEW ACCOUNTING PRONOUNCEMENTS
In March 2008, FASB issued its Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). This standard is intended to enhance financial statement disclosures

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

14. ANNUAL APPROVAL OF INVESTMENT ADVISORY CONTRACT
The Board of Trustees of the Trust (the “Board”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s Advisory Contract (the “Advisory Contract”) with the Adviser. Based upon the recommendation of the Independent Trustees of the Board, at a meeting held on May 29, 2008, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract between the Fund and the Adviser for another year, effective June 30, 2008.

Prior to the meeting on May 29, 2008, the Independent Trustees met on several occasions to discuss the renewal of the Advisory Contract. At these meetings, the Independent Trustees considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Contract. In their deliberations, they did not identify any particular factor that was controlling. Each Trustee attributed different weights to different factors.

The Independent Trustees had sent an initial Request for Information to the Adviser and had received a response. A second follow up Request for Information was subsequently sent and responded to by the Adviser. The Independent Trustees carefully reviewed the responses from the Adviser and considered each of them in detail.

The Independent Trustees reviewed the memorandum prepared by Mr. Sweeney, counsel to the Fund, dated February 28, 2008 which sets forth in detail the duties of the Independent Trustees in connection with the review of the Advisory Contract, the process for review and the standard of review.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

The Nature and Extent of the Advisory Services Provided and To Be Provided by the Adviser

The Independent Trustees reviewed the services which had been provided by the Adviser under the Advisory Contract. As previously noted, they requested and received from the Adviser and others, including the Chief Compliance Officer, written and oral information on the performance of the Fund, the income and expenses of the Fund, the fees charged by the Adviser to its private clients, the extent of services provided by the Adviser, the Adviser’s key personnel, the Adviser’s adherence to the Fund’s investment restrictions, and the Adviser’s compliance with the Fund’s policies and procedures. They determined that the Adviser has consistently provided the Fund with the types of services customarily provided by investment advisers to mutual funds in the industry. The Independent Trustees noted the substantial promotion efforts and expenses incurred by the Adviser to promote the Fund and to retain existing shareholders. These included numerous speaking engagements by Ronald Muhlenkamp and others on the Adviser’s staff.

The Independent Trustees reviewed the services to be provided by the Adviser under the Advisory Contract. Based on such review, they concluded that the range of services to be provided by the Adviser was appropriate and that the Adviser currently is providing services in accordance with the terms of the Advisory Contract.

The Quality of Services Provided by the Adviser

The Independent Trustees reviewed the credentials, experience and qualifications of the officers and employees of the Adviser who provided and will provide investment advisory services to the Fund. They considered various issues, such as the Adviser’s research process, and the process for identifying stocks to be purchased and sold by the Fund. Based on a review of these and other factors, the Independent Trustees concluded that the quality of services provided by the Adviser was appropriate and that the Adviser currently is providing satisfactory services in accordance with the terms of the Advisory Contract.

Investment Performance of the Fund and the Adviser

The Independent Trustees have completed an in-depth review regarding the current performance of the Fund. The Fund had invested heavily in stocks in the homebuilding and financial services sector, both of which have been adversely affected by events over the last several years. As a result, the performance of the

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

Fund over the current three month period, one year period and three year period has been historically lower than in the past, and reflective of significant stock value declines that were suffered in those two industry sectors. As a result of a corresponding decline in the net asset value of the Fund, shareholder redemptions increased, and stocks had to be sold to fund the redemptions. Monies were also borrowed under the line of credit to facilitate redemptions, further increasing expenses. Thus, the year 2007 ended with a sizeable capital gain being passed onto the shareholders, while the value of the shares in the Fund declined significantly.

The Independent Trustees believe that this fall off in the Fund’s performance can be attributed to the rapidly escalating and deepening problems in the home building and financial industries. The Adviser has recognized this and taken steps to divest itself substantially of investments in both the homebuilding and the financial services sectors.

The Independent Trustees specifically reviewed the performance of the Fund against two separate independently selected peer groups. The Fund’s performance falls within the range of a number of its peers.

The Independent Trustees noted that over the long-term, i.e. ten years, the Adviser’s performance has been significantly stronger. Mr. Muhlenkamp is well respected by the shareholders of the Fund, as well as many professionals in the investment industry. The Fund continues to appear on select indexes, such as Money, which list funds that provide good performance at reasonable value.

Thus, although the recent performance of the Fund has been below its historic benchmark, the Independent Trustees continue to have confidence in the Adviser.

Costs of Services Provided and Profits Realized by Adviser

In response to the written request of the Independent Trustees, the Adviser provided detailed information concerning its costs in providing services to the Fund for the year 2007. The Adviser pays a number of costs which benefit the Fund. If not paid by the Adviser, many of these expenses would have to be paid by the Fund. These include costs for marketing and otherwise promoting the Fund, such as shareholder seminars, publications, marketing materials, and omnibus fees. The Adviser has also recently incurred significant capital expenditures for computer systems, personnel and telephones, among other items.

Pursuant to the Advisory Contract, the Adviser is paid a fee of 1.0% for the first $1 billion of investments, and 0.9% for all amounts invested in the Fund in excess of $1 billion.

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

The Independent Trustees requested and received from the Adviser detailed information concerning the Adviser’s separately managed accounts. At year end 2007, the Adviser had more than $370,000,000 of separately managed accounts. The Independent Trustees concluded that, at least in part, a portion of these private accounts are attributable to the Adviser’s association with the Fund. Total fees earned by the Adviser during 2007 from separately managed funds amounted to $2,589,398. Thus, there would appear to be considerable benefit to the Adviser which can be attributed, again at least in part, to the Adviser’s association with the Fund. This is particularly true in light of the Adviser’s statements that separately managed accounts essentially invest in the same stocks as does the Fund. Thus, any research which is paid for by the Fund accrues to some extent to the benefit of the separately managed accounts, and visa versa.

The Independent Trustees also noted that in many instances the fees charged by the Adviser to its separately managed accounts were lower than those charged by the Adviser to the Fund. For example, the Adviser charges a fee of 1.0% for all separately managed account assets less than $1 million and 0.5% for amounts in excess of $1 million. Where the account size reaches $30 million, the fee is negotiable.

Economies of Scale

The Independent Trustees recognize that it is likely that economies of scale would be realized as the Fund grows. Unfortunately, the Fund has not grown within recent years, but has contracted in size, falling from approximately $3 billion in total assets to slightly over $1 billion at December 31, 2007. The Independent Trustees believe that the Fund may grow in the future, as the market rebounds and performance returns to historical norms, but they have no basis to anticipate that there will be any significant increase in the size of the Fund over the next year. As a result, they considered economies of scale, but did not believe that they should weigh heavily in this Advisory Contract renewal.

Expense Limitations

The Independent Trustees noted that the Adviser has contractually agreed to limit the expenses of the Fund in an amount necessary to limit total annual operating expenses to a specific percentage of average daily net assets. They considered the contractual and voluntary nature of this expense limitation and noted that the Advisory Contract, if renewed, will remain in effect until June 30, 2009. They considered the effect these expense limitations could have on the Fund’s estimated expenses and

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

concluded that the levels of expense limitations for the Fund were fair and reasonable.

Profitability of the Adviser

The Independent Trustees reviewed information concerning the profitability of the Adviser and its financial condition. They considered the overall profitability of the Adviser as well as the profitability of the Adviser in connection with managing the Fund. They noted that the Adviser’s operations remain profitable.

Benefits of Soft Dollars to the Adviser

The Independent Trustees considered the benefits realized by the Adviser as a result of brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, brokerage fees paid by the Fund are used to pay for research and execution services. This research is used by the Adviser in making certain decisions for the Fund, and presumably as well as for its private clients. The Independent Trustees concluded that in total, the soft dollar arrangements were not excessive, the commission rates were low, and thus such arrangements appeared to be appropriate and reasonable with respect to costs.

The Adviser’s Financial Soundness

The Independent Trustees considered whether the Adviser was financially sound and had the resources necessary to perform its obligations under the Advisory Contract, and concluded that the Adviser has the financial resources necessary to fulfill those obligations.

Historical Relationship Between the Fund and the Adviser

In determining whether to continue the Advisory Contract, the Independent Trustees also considered the prior relationship between the Adviser and the Fund as well as the Adviser’s knowledge of the Fund’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. They also reviewed the general nature of other services currently provided by the Adviser. Based on a review of these and other factors, the Independent Trustees concluded that the Adviser was qualified to continue to provide services to the Fund.

Other Factors and Current Trends

The Independent Trustees considered the fact that the Adviser, like others in the industry, is subject to regulatory oversight. They considered the governance and

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

compliance policies and practices applicable to funds, and the fact that the Adviser has undertaken to cause the Fund to operate in accordance with those policies and practices. They concluded that these actions indicated a good faith effort on the part of the Adviser to adhere to the highest ethical standards, and determined that the current regulatory oversight environment to which the Adviser is subject should not prevent the Board from continuing the Advisory Contract for the Fund.

Comparison with Other Funds

In light of all these factors, but considering most heavily the recent performance of the Fund and the fees being charged by the Adviser to separately managed accounts, which are in many instances lower than those being charged by the Adviser to the Fund, the Independent Trustees agreed that it would be appropriate to approach the Adviser to negotiate additional breakpoints in the fees charged by the Adviser. After some discussion, they agreed that they would request that the Adviser amend the Advisory Contract to reduce the fees for investments in excess of $2 billion and less than $3 billion to 0.8%, and for dollars in excess of $3 billion to a fee equal of 0.7%.

The Independent Trustees met with the Adviser on May 23, 2008 and proposed that there be a reduction in the overall fees charged to the Fund. Currently, the Fund pays the Adviser annual fees equal to 1.0% of the first $1 billion and 0.9% of the assets in excess of $1 billion. The Independent Trustees proposed a change to this fee schedule. Fees on all amounts up to $2 billion would remain the same, 1.0% and 0.9%. All amounts in excess of $2 billion and less than $3 billion would be charged at 0.8% and all amounts in excess of $3 billion would be charged 0.7% per annum.

The Adviser asked for an opportunity to review this proposal. Mr. Muhlenkamp subsequently advised the Independent Trustees that their proposal was not acceptable. The Adviser wishes to retain the current fee schedule.

While the Independent Trustees believe that under the circumstances, additional breakpoints are warranted, and would benefit the Fund, its shareholders, and ultimately the Adviser, they have, after careful consideration, made the decision to approve the existing Advisory Contract with the current fee schedule. They do so in light of the fact that although the Fund has not performed at the top of its peer groups during the current period, Ronald Muhlenkamp is widely recognized for his expertise in the industry, has an excellent investment record over the long term, and is the primary reason why investors have joined and remain with the Fund.

The foregoing discussion is a summary of the material factors and the conclusions with respect thereto that formed the bases for the Independent Trustees’ approval of

NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2008 (Unaudited)

the Advisory Contract. After consideration of all of the above factors, and based on its business judgment, the Independent Trustees determined that the Advisory Contract is in the best interest of the Fund and its shareholders, and that the compensation to the Adviser under the Advisory Contract is fair and reasonable.

The evaluation of the Independent Trustees was discussed at length before the full Board of Trustees at the meeting of the Board of Trustees on May 29, 2008, at which time the full Board approved the renewal of the Advisory Contract for the period from July 1, 2008, through June 30, 2009.

ADDITIONAL INFORMATION (Unaudited)
Six Months Ended June 30, 2008

1.	BROKER COMMISSIONS (UNAUDITED)
Some people have asked how much the Muhlenkamp Fund pays in commissions:

For the six months ended June 30, 2008, the Fund paid $252,727 in broker commissions. These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal one cent (1¢) per Fund share and would have increased the operating expense ratio from 1.16% to 1.20%.

2.	QUALIFIED DIVIDEND INCOME PERCENTAGE
The Fund designated 100% of dividends declared and paid during the year ending December 31, 2007 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3.	CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE
Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 100% of dividends declared and paid during the year ending December 31, 2007 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4.	INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the Funds’ website at www.muhlenkamp.com, and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

5.	AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at www.sec.gov beginning with the filing for the period ended September 30, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 E. Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There is no nominating committee charter and there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Wexford Trust

By (Signature and Title)*   /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date   8/27/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Ronald H. Muhlenkamp
Ronald H. Muhlenkamp, President

Date   8/27/08

By (Signature and Title)*   /s/ James S. Head
James S. Head, Treasurer

Date   8/27/08

* Print the name and title of each signing officer under his or her signature.